Exhibit 99.1

JANUARY 6260623 Investor Presentation

Forward Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties, including statements regarding the Company's opportunities for growth and value creation, ability to build, positioning for long long-term success, focus on growing and retaining its customer base, ability to capitalize on its strengths, simplify its approach and drive profitability, the potential of new customers and prospect, understanding of customer needs, ability to retain customers, efficiency of targeted print and digital campaigns, ability to leverage customer purchasing history, first party online interactions, and third party behaviors and demographics, providing a great shopping experience, continued digital innovation by way of artificial intelligence & machine learning, enhanced mobile customer experience, and strategic infrastructure advancements, projections relating customer care and self-service, continued shifts of commerce and social shopping increases, plans for the Company's Enterprise Order Management system, Warehouse Management System and PLM and their projected impact, focus on driving brand expansion and profitability, the ability to find partners who can accelerate brand reach, minimize capital expense and drive profitability, the pursuit of growth opportunities and licensing, the ability to expand on third party online marketplaces and build collaborations to drive engagement with new and existing customers, opportunities for growth and value creation, leveraging data and analytics to engage existing and new customers, and the Company's positioning for long term success. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: global supply chain challenges have resulted in a significant increase in inbound transportation costs and delays in receiving product over the past year; further disruption in the Company's supply chain, including with respect to its distribution centers, third-party manufacturing partners and logistics partners, caused by limits in freight capacity, increases in transportation costs, port congestion, other logistics constraints, and closure of certain manufacturing facilities and production lines due to COVID-19 and other global economic conditions; the impact of global economic conditions, including inflation, on consumer discretionary spending; the impact of COVID-19 on operations, customer demand and the Company's supply chain, as well as its consolidated results of operation, financial position and cash flows; the Company may be unsuccessful in implementing its strategic initiatives, or its initiatives may not have their desired impact on its business; the Company's ability to offer merchandise and services that customers want to purchase; changes in customer preference from the Company's branded merchandise; the Company's results may be materially impacted if tariffs on imports to the United States increase and it is unable to offset the increased costs from current or future tariffs through pricing negotiations with its vendor base, moving production out of countries impacted by the tariffs, passing through a portion of the cost increases to the customer, or other savings opportunities; customers' use of the Company's digital platform, including customer acceptance of its efforts to enhance its eCommerce websites, including the Outfitters website; customer response to the Company's marketing efforts across all types of media; the Company's maintenance of a robust customer list; the Company's retail store strategy may be unsuccessful; the Company's Third Party channel may not develop as planned or have its desired impact; the Company's dependence on information technology and a failure of information technology systems, including with respect to its eCommerce operations, or an inability to upgrade or adapt its systems; fluctuations and increases in costs of raw materials as well as fluctuations in other production and distribution-related costs; impairment of the Company's relationships with its vendors; the Company's failure to maintain the security of customer, employee or company information; the Company's failure to compete effectively in the apparel industry; legal, regulatory, economic and political risks associated with international trade and those markets in which the Company conducts business and sources its merchandise; the Company's failure to protect or preserve the image of its brands and its intellectual property rights; increases in postage, paper and printing costs; failure by third parties who provide the Company with services in connection with certain aspects of its business to perform their obligations; the Company's failure to timely and effectively obtain shipments of products from its vendors and deliver merchandise to its customers; reliance on promotions and markdowns to encourage customer purchases; the Company's failure to efficiently manage inventory levels; unseasonal or severe weather conditions; the adverse effect on the Company's reputation if its independent vendors do not use ethical business practices or comply with applicable laws and regulations; assessments for additional state taxes; incurrence of charges due to impairment of goodwill, other intangible assets and long-lived assets; the impact on the Company's business of adverse worldwide economic and market conditions, including inflation and other economic factors that negatively impact consumer spending on discretionary items; the ability of the Company's principal stockholders to exert substantial influence over the Company; and other risks, uncertainties and factors discussed in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2022. The Company intends the forward-looking statements to speak only as of the time made and does not undertake to update or revise them as more information becomes available, except as required by law.

LANDS' END

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Key Investment Highlights

Lands' End is an iconic American brand with two profitable, digitally-enabled e-commerce businesses, deep customer relationships and many opportunities for growth and value creation.

We are digitally driven, leveraging our proprietary data and analytics to engage existing and new-to-brand customers while building on our DTC roots.

Our consumer business reaches consumers where they are: LandsEnd.com, Company stores and through partners like Kohl's, Amazon and Target.

Lands' End Outfitters serves businesses of all sizes and over 4,500 schools across the US.

We have a tremendously loyal customer base with an average tenure of more than 18 years who come back to Lands' End time and again for our broad product portfolio.

The use of our existing buyer file (currently ~7 million customers) enables more tailored product merchandising decisions and customized, automated marketing campaigns enabled by machine learning.

We have successfully executed on our strategy to **drive growth, improve profitability and invest in infrastructure**, resulting in the Company realizing operating efficiencies.

2017 – 2021 US e-commerce Revenue CAGR of 7% and adjusted EBITDA CAGR of 20%. 2022 results were affected by macroeconomic factors and global supply chain disruption, but **Lands' End is well-positioned for long-term success.**

LANDS' END

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4 Our Brand Every day comfort OUR PURPOSE An American family lifestyle brand. Inspired by life lived with purpose. OUR POSITIONING Timeless Quality. Products with Purpose. Trusted Service. Family Spirit. OUR CORE VALUES Product innovation. Direct Merchant value. Functionally Superior. Inspired by a focus on customer and employee first. OUR DIFFERENCE Why we do what we do. Where we stand in the marketplace. What we do. How we do what we do.

Our Competitive Advantages







Own the vacation

#1 Online Retailer in women's swim.

#2 Online Retailer in total swim.

Own the weather

We offer a 365 day outerwear collection featuring all-weather protection, warm/warmer/warmest designations, and industry-leading value.

#6 Online Retailer in coats for the family.

Own the fit

We drive loyalty and rebuy through tops and bottoms.

40% of our customers wear extended sizes (plus, petite, tall, big & tall, mastectomy and more).

Core demographic rates Lands' End #4 in fit within TrueFit's network of 10,000 brands.

LANDS' END

Source: NPD 12 months through October 31, 2022

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Focused on Three Strategic Pillars

As we embark on the next phase of our strategy, we aim to **capitalize on our strengths, simplify our approach** and **drive profitability.**

Product

Our merchandising strategy is focused on **growing key items, categories and franchises:**

Swimwear	Outerwear	Bottoms	School/Business Uniforms

Digital

We lead with a **digitally-native** culture and approach.

94% of our business is done online.	We leverage data to attract and retain customers.	We leverage AI to inform marketing and promotion tactics.	Our conversion rate is consistently greater than 2x apparel industry norms.

Customer

We are focused on **growing and retaining our loyal customer base** of ~7 million. Our average customer has shopped with our brand for more than 18 years.

LANDS' END
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7 Women 31% Men 16% Swim 19% Kids 4 % Home 9 % Outerwear 14 % Footwear & Accessories 7 % We m eet our customers where they are and serve the whole family. US eCommerce 63% Retail 3 % Outfitters 16% Third Party 5 % Kohl’s, Amazon and others International eCommerce 14 % Our Business US eCommerce Product Splits. All figures based on 2021 performance.

Differentiation with B2B Offering







School Uniform

4,500 schools currently partnering with Lands' End across the US.

~12% of US private school market.

Full range of school uniform items available.

Small & Mid-sized Businesses

150,000 accounts currently partnering with Lands' End across the US with 22,000 unique online storefronts.

Focus on business uniforms and other customized, company-branded goods such as luggage, drinkware, stationary and leisure products.

National Accounts

Collaborating with large businesses to deliver high quality uniform solutions under multi-year contracts.

CHASE DELTA American Airlines
Hampton KWIK TRIP AVIS

Lands' End Outfitters provides **a compelling opportunity to reach new customers.**

LANDS' END
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Our existing customers are extremely valuable to Lands’ End. Our new customers and prospects have high potential. 81% female Average age 59 College educated More affluent Married and more likely to have children at home Household income +209% vs. US population Existing customers spend +100% more in a year than new - to - brand customers. 70% female Average age 49 College educated Affluent More than half are single Less than half have children at home Fit is absolutely critical to this customer as their changing body is a primary concern. Customer Attribute Source: Acxiom, addressable US population 9 As a digital company, we target behaviors, not specific demographics. We prioritize high - value audiences rather than broad ones. We Know our Customers

Lands’ End shows up when the customer is ready to buy. New customers are primarily acquired via search channels. We retain her with relevant contacts such as catalogs and connected digital campaigns. Social is increasingly important to all customer segments at all points in the funnel. 10 90% of our marketing campaigns are engineered by machine learning. We leverage: - O ur deep customer purchase history. - F irst - party online interactions. - Third - party behaviors and demographics. CONSUMER - LED We drive highly efficient, targeted print and digital campaigns. RESPONSIVE We Know How to Meet Her and Keep Her

Continued Digital Innovation





Artificial Intelligence & Machine Learning

- ✓ Target gross profit optimization through continued build-out of Dynamic Promo.
- ✓ Drive cross-category shopping by interpretation of "next product to buy."
- ✓ Integration of SKU optimization, demand forecasting and promotion planning.

Enhanced mobile customer experience

- ✓ Easy order management – one click checkout, alternative payment options, easy returns.
- ✓ By 2025, 50% customer care to be self-service.
- ✓ Continued shift of commerce up the funnel: increased importance of social shopping and product pages.

Strategic Infrastructure Advancements

- ✓ Continue to tack on capabilities of Enterprise Order Management system.
- ✓ Implementing multi-phase Warehouse Management System.
- ✓ Improve concept-to-customer timelines with planned new PLM and product development calendars.

During Cyber Week 2022, LandsEnd.com converted **3x better than the industry.***

LANDS' END

*Source: Adobe Analytics & Adobe 2022 Holiday Shopping Trends & Insights Report

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Expanding on third party online marketplaces: Kohls.com , Amazon, Walmart.com and Target.com .. 75% of customers reached through these partners are new to brand or reacquired after 5+ years. Pursuing international growth opportunities and licensing of non - core product offerings to accelerate brand reach, minimize capital cost and drive profitability. Building collaborations to drive engagement with new and existing customers. We are focused on driving brand expansion and profitability. 12 OUTLOOK

Global Customer File Our active customer file reached a record high in 2021 as customers came back to re - buy from categories such as swim, knits and outerwear. 4.3M Existing 1.1M New to Brand 5.4M Total 6260166 4.6M Existing 1.3M New to Brand 5.9M Total 626017 4.8M Existing 1.4M New to Brand 6.2M Total 626018 4.9M Existing 1.5M New to Brand 6.4M Total 626019 4.9M Existing 1.8M New to Brand 6.7M Total 62606260 5.2M Existing 1.9M New to Brand 7.1M Total 6260621 13

14 FY 626017 FY 626019 FY 6260621 TTM* $1.41B Total $171M Retail $259M Outfitters $179M International eCommerce $798M US eCommerce $1.64B Total $47M Retail $87M Third Party $254M Outfitters $222M International eCommerce $1.03B US eCommerce $1.58B Total $48M Retail $116M Third Party $267M Outfitters $189M International eCommerce $961M US eCommerce $1.45B Total $59M Retail $286M Outfitters $182M International eCommerce $910M US eCommerce $14M Third Party $58M Adjusted EBITDA $28M Net Income $78M Adjusted EBITDA $19M Net Income $121M Adjusted EBITDA $33M Net Income $74M Adjusted EBITDA $(2)M Net Loss Historical Revenue Performance Historical Profitability Performance Financial Profile FY 626017 FY 626019 FY 6260621 TTM* * TTM reflects results from Q4 2021 through Q3 2022. See Appendix for reconciliation of Adjusted EBITDA to Net Income.

Key Investment Highlights

Lands' End is an iconic American brand with two profitable, digitally-enabled e-commerce businesses, deep customer relationships and many opportunities for growth and value creation.

We are digitally driven, leveraging our proprietary data and analytics to engage existing and new-to-brand customers while building on our DTC roots.

Our consumer business reaches consumers where they are: LandsEnd.com, Company stores and through partners like Kohl's, Amazon and Target.

Lands' End Outfitters serves businesses of all sizes and over 4,500 schools across the US.

We have a tremendously loyal customer base with an average tenure of more than 18 years who come back to Lands' End time and again for our broad product portfolio.

The use of our existing buyer file (currently ~7 million customers) enables more tailored product merchandising decisions and customized, automated marketing campaigns enabled by machine learning.

We have successfully executed on our strategy to **drive growth, improve profitability and invest in infrastructure,** resulting in the Company realizing operating efficiencies.

2017 – 2021 US e-commerce Revenue CAGR of 7% and adjusted EBITDA CAGR of 20%. 2022 results were affected by macroeconomic factors and global supply chain disruption, but **Lands' End is well-positioned for long-term success.**

LANDS' END

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APPENDIX

17 Reconciliation of Non - GAAP Measures (in millions) FY 2017 FY 2019 FY 2021 TTM* Net Income/ (loss) $28.2 $19.3 $33.4 $(2.1) Taxes (27.7) 2.1 12.6 (4.4) Interest 25.9 26.0 34.4 36.0 Depreciation 24.9 31.1 39.2 38.9 Other Adjustments 7.0 (0.6) 1.3 5.2 Adjusted EBITDA $58.3 $77.9 $120.9 $73.6 * TTM reflects results from Q4 2021 through Q3 2022 ..